UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2021

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

 (Former Name of Registrant)

Nevada	000-54579	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48 South Service Road

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.03. Amendments to Articles of Incorporation or Bylaws

On April 19, 2021, Data Storage Corporation (the “Company”) filed the following Certificates of Correction and Certificates of Validation (collectively, the “Certificates of Correction and Validation” and each a “Certificate of Correction and Validation”) with the Secretary of State of the State of Nevada:

  Certificate of Correction and Certificate of Validation to the Certificate of Amendment to the Articles of Incorporation filed with the Secretary of State on October 7, 2008;
  Certificate of Correction and Certificate of Validation to the Certificate of Amendment to the Articles of Incorporation filed with the Secretary of State on October 16, 2008;
  Certificate of Correction and Certificate of Validation to the Certificate of Amendment to the Articles of Incorporation filed with the Secretary of State on January 6, 2009; and
  Certificate of Correction and Certificate of Validation to the Certificate of Designation of the Series A Preferred Stock filed with the Secretary of State of the State of Nevada on June 24, 2009.

The Certificates of Correction and Validation were filed for the purposes of correcting administrative errors in the original filings of the respective amendments to the Company’s Articles of Incorporation, as amended, in order to effectuate the original intended purposes of each respective amendment.

Each of the Certificates of Correction and Validation were ratified and approved by the written consent of the holders of 101,553,187 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing approximately 78% of the Company’s voting capital stock issued and outstanding as of March 8, 2021 (based on 128,539,418 shares of Common Stock and 1,401,786 shares of the Company’s Series A Preferred Stock) pursuant to the Definitive Information Statement on Schedule 14C, filed by the Company with the Securities and Exchange Commission on March 18, 2021 (the “Information Statement”).

The above description of the Certificates of Correction and Validation is not intended to be complete and is qualified in its entirety by reference to each such Certificate of Correction and Validation, filed as Exhibits 3.1, 3.2, 3.3 and 3.4 to this Current Report on Form 8-K, and are each incorporated herein by reference.

For more information relating to the Certificates of Correction and Validation please refer to the Information Statement.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Correction and Certificate of Validation to the Certificate of Amendment to the Articles of Incorporation filed with the Secretary of State on October 7, 2008, dated April 19, 2021.
3.2	Certificate of Correction and Certificate of Validation to the Certificate of Amendment to the Articles of Incorporation filed with the Secretary of State on October 16, 2008, dated April 19, 2021.
3.3	Certificate of Correction and Certificate of Validation to the Certificate of Amendment to the Articles of Incorporation filed with the Secretary of State on January 6, 2009, dated April 19, 2021.
3.4	Certificate of Correction and Certificate of Validation to the Certificate of Amendment to the Articles of Incorporation filed with the Secretary of State on January 6, 2009, dated April 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA STORAGE CORPORATION

Date: April 20, 2021	By:	/s/ Charles M. Piluso
Charles M. Piluso
Chief Executive Officer

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